                      OPPENHEIMER STRATEGIC INCOME FUND
                   Supplement dated January 6, 2004 to the
                      Prospectus dated November 21, 2003

The Prospectus is changed as follows:

   Effective  with  the  Fund's  next  dividend  payment,  the  dividend  will fluctuate with the amount of net investment  income earned by the Fund. The
   Fund  will no  longer  attempt  to pay  dividends  on Class A  shares  at a constant  level.  Therefore,  effective  December  24,  2003,  the  section entitled  "DIVIDENDS"  under  the  caption  "Dividends,  Capital  Gains and
   Taxes"  on page  34 is  deleted  in its  entirety  and  replaced  with  the following:

      DIVIDENDS.  The Fund  intends to declare  dividends  separately  for each  class of shares  from net  investment  income on each  regular business day and to pay those dividends to  shareholders  monthly on a date  selected  by the  Board of  Trustees.  The  amount  of those dividends may vary over time,  depending on market  conditions,  the composition  of the  Fund's  portfolio,  and  expenses  borne by the particular  class of shares.  Daily  dividends  will not be declared
      or  paid  on   newly-purchased   shares  until   Federal  Funds  are
      available  to the Fund from the  purchase  payment  for the  shares.
      Dividends  and  distributions  paid on  Class A and  Class Y  shares will  generally  be higher than  dividends  for Class B, Class C and
      Class N shares,  which  normally  have higher  expenses than Class A and  Class  Y.  The Fund  has no  fixed  dividend  rate  and  cannot guarantee that it will pay any dividends or distributions.

January 6, 2004                                             PS230.029